                                                                Exhibit 24(CEC)

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 1st day of March, 1996.





                                        ROBERT J. FARLING
                                        -----------------------------
                                        Robert J. Farling
                                        Chairman, President and Chief
                                        Executive Officer and Director





Signed and acknowledged in the presence of: J. T. PERCIO
                                            ---------------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------





        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 29th day of February, 1996.




                                        TERRENCE G. LINNERT
                                        -----------------------------
                                        Terrence G. Linnert
                                        Senior Vice President,
                                        Chief Financial Officer
                                        and General Counsel




Signed and acknowledged in the presence of: JEAN M. LeMAY
                                            ---------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 29th day of February, 1996.





                                        E. LYLE PEPIN
                                        -----------------------------
                                        E. Lyle Pepin
                                        Controller




Signed and acknowledged in the presence of: RUTH A.HARNER
                                            -------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------





        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 4th day of March, 1996.





                                        RICHARD P. ANDERSON
                                        -----------------------------
                                        Richard P. Anderson
                                        Director



Signed and acknowledged in the presence of: JOANNE KAPNICK
                                            -------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------





        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 29th day of February, 1996.





                                        A. C. BERTSTICER
                                        -----------------------------
                                        Albert C. Bersticker
                                        Director




Signed and acknowledged in the presence of: CAROLYN T. SIEKANIEC
                                            -------------------------

                                                               EXHIBIT  24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------





        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 4 day of March, 1996.





                                        LEIGH CARTER
                                        -----------------------------
                                        Leigh Carter
                                        Director




Signed and acknowledged in the presence of: MARY W. CARTER
                                            -------------------------

                                                                EXHIBIT 24 (CEC)


                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------



        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 1 day of March, 1996.




                                        THOMAS A. COMMES
                                        -----------------------------
                                        Thomas A. Commes
                                        Director




Signed and acknowledged in the presence of: KATHY SCHIEKE
                                            --------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------



        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 2nd day of March, 1996.





                                        WILLIAM F. CONWAY
                                        -----------------------------
                                        William F. Conway
                                        Director



Signed and acknowledged in the presence of: MARIE V. CONWAY
                                            --------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 5th day of March, 1996.





                                        WAYNE R. EMBRY
                                        -----------------------------
                                        Wayne R. Embry
                                        Director




Signed and acknowledged in the presence of: SUE EILER
                                            --------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------





        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 1 day of March, 1996.





                                        RICHARD A MILLER
                                        -----------------------------
                                        Richard A. Miller
                                        Director




Signed and acknowledged in the presence of:  J. T. PERCIO
                                             -------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------





        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 15th day of March, 1996.





                                        FRANK E. MOSIER
                                        -----------------------------
                                        Frank E. Mosier
                                        Director



Signed and acknowledged in the presence of: PATRICIA G. CUMBERLAND
                                            --------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 3rd day of March, 1996.





                                        SISTER MARY MARTHE REINHARD SND
                                        --------------------------------
                                        Sister Mary Marthe Reinhard, SND
                                        Director




Signed and acknowledged in the presence of: CLARICE H. BATES
                                            ----------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------





        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 1 day of March, 1996.





                                        ROBERT C. SAVAGE
                                        -----------------------------
                                        Robert C. Savage
                                        Director




Signed and acknowledged in the presence of: JEANNE M. HOOVER
                                            -------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------





        The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 8th day of March, 1996.





                                        WILLIAM J. WILLIAMS
                                        -----------------------------
                                        William J. Williams
                                        Director




Signed and acknowledged in the presence of: SARA J.WILLIAMS
                                            -------------------------